UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 20, 2011

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Rd.
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective May 20, 2011, Cephalon, Inc. (the “Company”) entered into the Eighth Amendment (the “Amendment”) to the Credit Agreement dated as of August 15, 2008, among the Company, the lenders named in the Credit Agreement and JPMorgan Chase Bank, N.A., as administrative agent, as amended by that certain First Amendment to the Credit Agreement effective November 21, 2008, that certain Second Amendment to the Credit Agreement dated as of February 27, 2009, that certain Third Amendment to the Credit Agreement dated as of May 21, 2009, that certain Fourth Amendment to the Credit Agreement dated as of December 22, 2009, that certain Fifth Amendment to the Credit Agreement dated as of March 22, 2010, that certain Sixth Amendment to the Credit Agreement dated as of December 7, 2010 and that certain Seventh Amendment to the Credit Agreement dated as of February 9, 2011  (the “Credit Agreement”).   The purpose of the Amendment is to provide that the Company’s previously announced proposed transaction with ChemGenex Pharmaceuticals Limited, a corporation organized under the laws of Australia and listed on the Australian Securities Exchange (“ChemGenex”), described in Item 8.01 herein below is permitted under the Credit Agreement.

The foregoing is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

(a)     On May 20, 2011, the Company issued a press release in Australia regarding the takeover offer by its wholly owned subsidiary, Cephalon CXS Holdings Pty Ltd, for ChemGenex.  The Company hereby incorporates by reference the press release dated May 20, 2011, attached hereto as Exhibit 99.1 and made a part of this Item 8.01.

(b)     On May 20, 2011, the Company issued a press release announcing that the United States District Court for the District of Delaware granted a motion filed by the Company and Eurand, Inc., for a Temporary Restraining Order (“TRO’) enjoining Mylan Pharmaceuticals Inc., and Mylan Inc., from manufacturing, using, offering to sell or selling their cyclobenzaprine hydrochloride extended-release capsules, a generic version of Cephalon’s branded product AMRIX®.  The TRO remains in effect pending appeal.  The Company hereby incorporates by reference the press release dated May 20, 2011, attached hereto as Exhibit 99.2 and made a part of this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

10.1

Eighth Amendment dated as of May 20, 2011 to the Credit Agreement dated as of August 15, 2008 among Cephalon, Inc., the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Deutsche Bank Securities Inc. and Bank of America N.A., as co-syndication agents, Wachovia Bank, N.A. and Barclays Bank plc, as co-documentation agents, and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as joint bookrunners and joint lead arrangers

99.1	Press Release dated May 20, 2011

99.2	Press Release dated May 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: May 24, 2011	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Eighth Amendment dated as of May 20, 2011 to the Credit Agreement dated as of August 15, 2008 among Cephalon, Inc., the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Deutsche Bank Securities Inc. and Bank of America N.A., as co-syndication agents, Wachovia Bank, N.A. and Barclays Bank plc, as co-documentation agents, and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as joint bookrunners and joint lead arrangers

99.1	Press Release dated May 20, 2011

99.2	Press Release dated May 20, 2011